Taxes on Income (Tables)	12 Months Ended
Dec. 31, 2024
Taxes on Income [Abstract]
Schedule of Deferred Tax Liabilities and Assets	Significant components of the Company’s deferred tax liabilities and assets are as follows:
	December 31,
	2024	2023

Net operating loss carry-forward (1)	$6,180	$6,179
Net capital loss carry-forward (1)	6,840	6,848
Allowances and provisions	202	240
Intangible assets, net	(124)	(128)

	13,098	13,139

Valuation allowance (2)	$(12,098)	$(13,139)

Net deferred tax Assets	$1,000	$-

(1)	See Note 14b.

(2)

In the year 2023, the Company has provided valuation allowances on deferred tax assets that result from tax loss carry forward and other reserves and allowances due to its history of operating and capital losses and uncertainty about the ability to realize these deferred tax assets in the future. Net change in valuation allowance during 2023 was mainly due to Utilization of net operating loss carry forward in the amount of $635 for which deferred tax asset was not recognized.

In the year 2024, the Company recognized a deferred tax asset for the first time in recent years, resulting from the possibility of utilizing losses carried forward in one of the group companies. The deferred tax asset was recorded in the amount of $1,000, which is expected to be utilized in 2025-2026.

Schedule of Taxes on Income (tax benefit)	Taxes on income (tax benefit) are comprised as follows:
	Year ended December 31,
	2024	2023	2022

Current	$-	4	$6
Deferred	(1,000)
Other	-	-	-

	$(1,000)	4	$6

Domestic	$(1,000)	-	$-
Foreign	-	4	6

	$(1,000)	4	$6

Schedule of Income (loss) Before Taxes on Income	Income (loss) before taxes on income is comprised as follows:
	Year ended December 31,
	2024	2023	2022

Domestic	$1,321	1,990	$1,276
Foreign	(21)	19	6

	$1,300	2,009	$1,282